Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC Company I

Science & Technology Fund

(the “Fund”)

Supplement dated October 26, 2017, to the Fund’s

Prospectus and Summary Prospectus each dated October 1, 2017, as amended

At the October 23-24, 2017 meeting of the Board of Directors (the “Board”) of VALIC Company I (“VC I”), the Board approved an amendment to the Investment Sub-Advisory Agreement (the “Amendment”) between The Variable Annuity Life Insurance Company (“VALIC”) and Allianz Global Investors U.S. LLC (“Allianz”) with respect to the Fund. Under the Amendment, effective November 1, 2017, VALIC will pay Allianz a subadvisory fee equal to 0.60% on the first $250 million and 0.55% thereafter. Prior to November 1, 2017, VALIC paid Allianz a subadvisory fee with respect to the Fund equal to 0.65% on the first $250 million, 0.60% on the next $250 million, and 0.55% thereafter.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.